FILED PURSUANT TO RULE 497(e)

REGISTRATION NO. 033-30139

THE GABELLI VALUE 25 FUND INC. (the “Fund”)

Supplement dated September 30, 2016, to the Fund’s Summary Prospectus, Prospectus,

and Statement of Additional Information for Class AAA Shares, Class A Shares, Class C

Shares, and for Class I Shares each dated April 29, 2016

Effective October 1, 2016, Gabelli Funds, LLC, the Adviser, has agreed to cap the total annual fund operating expenses for Class I shares at no more than 1.00%. In addition, effective October 1, 2016 through April 30, 2018, the minimum initial investment for Class I shares will be $100,000.

The “Fees and Expenses of the Fund” section and “Expense Example” section of the Summary Prospectus and Prospectus with respect to the Class I shares are hereby replaced with the following:

“This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund’s Class A shares. More information about these and other discounts is available from your financial professional and in the section entitled, “Classes of Shares” on page 13 of the prospectus.

	Class AAA Shares	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)	None	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)	None	None	None	None
Redemption Fee (as a percentage of amount redeemed for shares held 7 days or less)	2.00%	2.00%	2.00%	2.00%
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses	0.14%	0.14%	0.14%	0.14%

Total Annual Fund Operating Expenses (1)	1.39%	1.39%	2.14%	1.14%
Less Fee Waiver and/or Expense Reimbursement (1)	—	—	—	(0.14%)

Total Annual Fund Operating Expenses After Fee Waiver and/ or Expense Reimbursement (1)	1.39%	1.39%	2.14%	1.00%

(1)	Gabelli Funds, LLC (the “Adviser”) has contractually agreed to waive all or a portion of its investment advisory fee and/or to reimburse certain expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) for Class I shares at no more than 1.00%. The fee waiver and expense reimbursement arrangement will continue until at least April 30, 2018, and may not be terminated by the Adviser before such date.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense limitation agreement until April 30, 2018). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$102	$348	$614	$1,374

In addition, the third sentence of the first paragraph under the “Purchase and Sale of Fund Shares” section of the Summary Prospectus and Prospectus is hereby replaced with the following:

“The minimum initial investment for Class I shares is $100,000. The minimum initial investment for Class I shares is expected to continue through April 30, 2018, after which time it will revert back to $500,000.”

In addition, the following paragraph is hereby added after the second paragraph of the “Management of the Fund” section in the Prospectus and after the first table of the “Investment Advisory and Other Services” section in the Statement of Additional Information:

“The Adviser has contractually agreed to waive its investment advisory fees and/or reimburse expenses to the extent necessary to maintain Total Annual Fund Operating Expenses (excluding brokerage, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) at no more than 1.00% for the Fund’s Class I shares. The fee waiver and expense reimbursement agreement will continue until at least April 30, 2018 and may only be terminated by the Board before such time. In addition, the Fund has agreed, during the three year period following any waiver or reimbursement by the Adviser, to reimburse the Adviser for any such amounts to the extent, after giving effect to the repayment, such adjusted Total Annual Fund Operating Expenses would not exceed an annual rate of 1.00% for Class I shares, respectively.”

In addition, the first sentence of the fourth paragraph under the “Classes of Shares” section of the Prospectus is hereby replaced with the following:

“Class I shares are available to investors with a minimum investment of $100,000 and purchasing the shares directly through the Distributor or brokers or financial intermediaries that have entered into selling agreements with the Distributor specifically with respect to Class I shares.”

In addition, the second table under the “Classes of Shares” section of the Prospectus is hereby replaced with the following:

If you…	then you should consider…
• qualify for a reduced or waived front-end sales load	purchasing Class A shares instead of Class C shares
• do not qualify for a reduced or waived front-end sales load and intend to hold your shares for only a few years	purchasing Class C shares instead of Class A shares
• do not qualify for a reduced or waived front-end sales load and intend to hold your shares indefinitely	purchasing Class A shares instead of Class C shares
• are eligible and wish to purchase at least $100,000 worth of shares	purchasing Class I shares
• qualify for no-load	purchasing Class AAA shares

In addition, the second sentence of the sixth paragraph titled “Minimum Investments” under the “Purchase of Shares” section of the Prospectus is hereby replaced with the following:

“The minimum initial investment for Class I shares is $100,000. The minimum initial investment for Class I shares is expected to continue through April 30, 2018, after which time it will revert back to $500,000.”

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR SUMMARY PROSPECTUS,

PROSPECTUS, AND STATEMENT OF ADDITIONAL INFORMATION FOR REFERENCE.